Exhibit 8

List of Subsidiaries

	Name	Country of Incorporation
1.	65 WILLIS LANE, INC.	USA
2.	ALBERTA NORTHEAST GAS LTD (35.7%)	Canada
3.	ASSETHALL LIMITED	England & Wales
4.	BEEGAS NOMINEES LIMITED	England & Wales
5.	BIRCH SITES LIMITED	England & Wales
6.	BLACKWATER A LIMITED	England & Wales
7.	BLACKWATER B LIMITED	England & Wales
8.	BLACKWATER C LIMITED	England & Wales
9.	BLACKWATER D LIMITED	England & Wales
10.	BLACKWATER E LIMITED	England & Wales
11.	BLACKWATER H LIMITED	England & Wales
12.	BLACKWATER J LIMITED	England & Wales
13.	BOSTON GAS COMPANY (incl Essex Gas Company)	USA
14.	BRITISH TRANSCO CAPITAL INC	USA
15.	BRITISH TRANSCO FINANCE (NO 1) LIMITED	Cayman Islands
16.	BRITISH TRANSCO FINANCE (NO 2) LIMITED	Cayman Islands
17.	BRITISH TRANSCO FINANCE (NO 3) LIMITED	England & Wales
18.	BRITISH TRANSCO FINANCE (NO 5) LIMITED	England & Wales
19.	BRITISH TRANSCO FINANCE INC	USA
20.	BRITISH TRANSCO INTERNATIONAL FINANCE BV	The Netherlands
21.	BRITNED DEVELOPMENT LIMITED (50%)	England & Wales
22.	BROKEN BRIDGE CORP.	USA
23.	C4GAS SAS (47.5%)	France
24.	COLONIAL GAS COMPANY	USA
25.	CONNECTICUT YANKEE ATOMIC POWER COMPANY (19.5%)	USA
26.	CORESO SA (22.485%%)	Belgium
27.	DIRECT GLOBAL POWER, INC. (26%)	USA
28.	EASTERN ASSOCIATED SECURITIES CORP.	USA
29.	EASTERN RIVERMOOR COMPANY, INC.	USA
30.	ELEXON LIMITED	England & Wales
31.	ENERGIS PLC (33.06%)	England & Wales
32.	ENERGYNORTH NATURAL GAS, INC.	USA
33.	EUA ENERGY INVESTMENT CORPORATION	USA
34.	EUA FRC II ENERGY ASSOCIATES	USA
35.	EVIONYX, INC. (16%)	USA
36.	GRANITE STATE ELECTRIC COMPANY	USA
37.	GRIDAMERICA HOLDINGS INC	USA
38.	GRIDCOM LIMITED	England & Wales
39.	INVERSIONES ABC LTDA (98.84%)	Chile
40.	IROQUOIS GAS TRANSMISSION SYSTEM, L.P. (20.4%)	USA
41.	IROQUOIS PIPELINE OPERATING COMPANY (effectively 20.4% via Iroquois Gas Transmission System, L.P. 100% ownership)	USA
42.	ISLAND ENERGY SERVICES COMPANY, INC.	USA
43.	ISLANDER EAST PIPELINE COMPANY, LLC (50%)	USA
44.	JOINT RADIO COMPANY LIMITED (50%)	England & Wales
45.	KEYSPAN (U.K.)	England & Wales
46.	KEYSPAN C.I. II, LTD	Cayman Islands
47.	KEYSPAN C.I., LTD	Cayman Islands
48.	KEYSPAN CI MIDSTREAM LIMITED	USA
49.	KEYSPAN CORPORATION	USA
50.	KEYSPAN ENERGY CORPORATION	USA
51.	KEYSPAN ENERGY DEVELOPMENT CO.	USA
52.	KEYSPAN ENERGY SERVICES INC.	USA
53.	KEYSPAN ENERGY SERVICES NEW JERSEY, LLC	USA
54.	KEYSPAN GAS EAST CORPORATION	USA
55.	KEYSPAN INTERNATIONAL CORPORATION	USA
56.	KEYSPAN MHK, INC.	USA
57.	KEYSPAN MIDSTREAM INC.	USA

	Name	Country of Incorporation
58.	KEYSPAN PLUMBING & HEATING SOLUTIONS, LLC (90%)	USA
59.	KEYSPAN PLUMBING SOLUTIONS, INC.	USA
60.	KSI CONTRACTING, LLC	USA
61.	KSI ELECTRICAL, LLC	USA
62.	KSI MECHANICAL, LLC	USA
63.	LAND MANAGEMENT AND DEVELOPMENT, INC	USA
64.	LANDRANCH LIMITED	England & Wales
65.	LANDWEST, INC	USA
66.	LATTICE ENERGY SERVICES LIMITED	England & Wales
67.	LATTICE GROUP EMPLOYEE BENEFIT TRUST LIMITED	England & Wales
68.	LATTICE GROUP INTERNATIONAL HOLDINGS LIMITED	England & Wales
69.	LATTICE GROUP PLC	England & Wales
70.	LATTICE GROUP TRUSTEES LIMITED	England & Wales
71.	LATTICE OPSCO LIMITED	England & Wales
72.	LATTICE TELECOM FINANCE (NO 1) LIMITED	Isle of Man
73.	MAINE YANKEE ATOMIC POWER COMPANY (24%)	USA
74.	MAINSTREAM FORTY-SEVEN LIMITED	England & Wales
75.	MASSACHUSETTS ELECTRIC COMPANY	USA
76.	MELMAR LIMITED	Isle of Man
77.	METRO ENERGY, L.L.C.	USA
78.	METROWEST REALTY LLC	USA
79.	MILLENNIUM PIPELINE COMPANY, LLC (26.25%)	USA
80.	MYHOMEGATE, INC.	USA
81.	MYHOMEKEY.COM, INC. (18.2%)	USA
82.	MYSTIC STEAMSHIP CORPORATION	USA
83.	NANTUCKET ELECTRIC COMPANY	USA
84.	NATGRID FINANCE HOLDINGS LIMITED	England & Wales
85.	NATGRID FINANCE LIMITED	England & Wales
86.	NATGRID INVESTMENTS LIMITED	England & Wales
87.	NATGRID LIMITED	England & Wales
88.	NATGRID ONE LIMITED	England & Wales
89.	NATIONAL GRID (IOM) UK LTD	Isle of Man
90.	NATIONAL GRID (IRELAND) 1 LIMITED	Republic of Ireland
91.	NATIONAL GRID (IRELAND) 2 LIMITED	Republic of Ireland
92.	NATIONAL GRID (LUX) INVESTMENTS LIMITED	England & Wales
93.	NATIONAL GRID (SOUTHALL) GENERAL PARTNER LIMITED	England & Wales
94.	NATIONAL GRID (SOUTHALL) LP LIMITED	England & Wales
95.	NATIONAL GRID (US) HOLDINGS LIMITED	England & Wales
96.	NATIONAL GRID (US) INVESTMENTS	England & Wales
97.	NATIONAL GRID (US) INVESTMENTS 2 LIMITED	England & Wales
98.	NATIONAL GRID (US) INVESTMENTS 3	England & Wales
99.	NATIONAL GRID (US) INVESTMENTS 4 LIMITED	England & Wales
100.	NATIONAL GRID (US) PARTNER 1 LIMITED	England & Wales
101.	NATIONAL GRID (US) PARTNER 2 LIMITED	England & Wales
102.	NATIONAL GRID AUSTRALIA PTY LIMITED	Australia
103.	NATIONAL GRID BLUE POWER FINANCE LIMITED	England & Wales
104.	NATIONAL GRID BLUE POWER LIMITED	England & Wales
105.	NATIONAL GRID BRAZIL B.V.	The Netherlands
106.	NATIONAL GRID BRAZIL FINANCE	England & Wales
107.	NATIONAL GRID CARBON LIMITED	England & Wales
108.	NATIONAL GRID CHILE B.V.	The Netherlands
109.	NATIONAL GRID COMMERCIAL HOLDINGS LIMITED	England & Wales
110.	NATIONAL GRID CORPORATE SERVICES LLC	USA
111.	NATIONAL GRID DEVELOPMENT HOLDINGS CORP.	USA
112.	NATIONAL GRID EIGHT	England & Wales
113.	NATIONAL GRID EIGHTEEN LIMITED	England & Wales
114.	NATIONAL GRID ELECTRIC SERVICES LLC	USA
115.	NATIONAL GRID ELECTRICITY TRANSMISSION PLC	England & Wales
116.	NATIONAL GRID ELEVEN	England & Wales
117.	NATIONAL GRID ENERGY MANAGEMENT, LLC	USA
118.	NATIONAL GRID ENERGY SERVICES, LLC	USA
119.	NATIONAL GRID ENERGY SUPPLY, LLC	USA

	Name	Country of Incorporation
120.	NATIONAL GRID ENERGY TRADING SERVICES LLC	USA
121.	NATIONAL GRID ENGINEERING & SURVEY INC.	USA
122.	NATIONAL GRID EXPLORATION AND PRODUCTION, LLC	USA
123.	NATIONAL GRID FIFTEEN LIMITED	England & Wales
124.	NATIONAL GRID FINANCE B.V.	The Netherlands
125.	NATIONAL GRID FIVE LIMITED	England & Wales
126.	NATIONAL GRID FOUR LIMITED	England & Wales
127.	NATIONAL GRID FOURTEEN LIMITED	England & Wales
128.	NATIONAL GRID GAS FINANCE (NO 1) PLC	England & Wales
129.	NATIONAL GRID GAS HOLDINGS LIMITED	England & Wales
130.	NATIONAL GRID GAS PLC	England & Wales
131.	NATIONAL GRID GENERATION LLC	USA
132.	NATIONAL GRID GLENWOOD ENERGY CENTER, LLC	USA
133.	NATIONAL GRID GOLD LIMITED	England & Wales
134.	NATIONAL GRID GRAIN LNG LIMITED	England & Wales
135.	NATIONAL GRID HOLDINGS B.V.	The Netherlands
136.	NATIONAL GRID HOLDINGS INC.	USA
137.	NATIONAL GRID HOLDINGS LIMITED	England & Wales
138.	NATIONAL GRID HOLDINGS ONE PLC	England & Wales
139.	NATIONAL GRID IGTS CORP.	USA
140.	NATIONAL GRID INDIA B.V.	The Netherlands
141.	NATIONAL GRID INDUS B.V.	The Netherlands
142.	NATIONAL GRID INSURANCE COMPANY (IRELAND) LIMITED	Republic of Ireland
143.	NATIONAL GRID INSURANCE COMPANY (ISLE OF MAN) LIMITED	Isle of Man
144.	NATIONAL GRID INTERCONNECTORS LIMITED	England & Wales
145.	NATIONAL GRID INTERNATIONAL LIMITED	England & Wales
146.	NATIONAL GRID ISLANDER EAST PIPELINE LLC	USA
147.	NATIONAL GRID JERSEY HOLDINGS FIVE LIMITED	Jersey
148.	NATIONAL GRID JERSEY INVESTMENTS LIMITED	Jersey
149.	NATIONAL GRID JERSEY INVESTMENTS THREE LIMITED	Jersey
150.	NATIONAL GRID LAND AND PROPERTIES LIMITED	England & Wales
151.	NATIONAL GRID LAND DEVELOPMENTS LIMITED	England & Wales
152.	NATIONAL GRID LAND INVESTMENTS LIMITED	England & Wales
153.	NATIONAL GRID LNG GP LLC	USA
154.	NATIONAL GRID LNG LP	USA
155.	NATIONAL GRID LNG LP LLC	USA
156.	NATIONAL GRID MANQUEHUE B.V.	The Netherlands
157.	NATIONAL GRID METERING LIMITED	England & Wales
158.	NATIONAL GRID MIDDLE EAST FZCO	United Arab Emirates
159.	NATIONAL GRID MILLENNIUM LLC	USA
160.	NATIONAL GRID NE HOLDINGS 2 LLC	USA
161.	NATIONAL GRID NETHERLANDS ONE BV	The Netherlands
162.	NATIONAL GRID NETHERLANDS THREE BV	The Netherlands
163.	NATIONAL GRID NETHERLANDS TWO BV	The Netherlands
164.	NATIONAL GRID NINE LIMITED	England & Wales
165.	NATIONAL GRID NINETEEN LIMITED	England & Wales
166.	NATIONAL GRID NORTH EAST VENTURES INC	USA
167.	NATIONAL GRID OFFSHORE LTD	England & Wales
168.	NATIONAL GRID ONE LIMITED	England & Wales
169.	NATIONAL GRID OVERSEAS LIMITED	England & Wales
170.	NATIONAL GRID OVERSEAS TWO LIMITED	England & Wales
171.	NATIONAL GRID PLC	England & Wales
172.	NATIONAL GRID POLAND B.V.	The Netherlands
173.	NATIONAL GRID PORT JEFFERSON ENERGY CENTER, LLC	USA
174.	NATIONAL GRID PROCUREMENT BV	The Netherlands
175.	NATIONAL GRID PROPERTY (HIGH WYCOMBE) LIMITED	England & Wales
176.	NATIONAL GRID PROPERTY (NORTHAMPTON) LIMITED	England & Wales
177.	NATIONAL GRID PROPERTY (NORTHFLEET) LIMITED	England & Wales
178.	NATIONAL GRID PROPERTY (TAUNTON) LIMITED	England & Wales
179.	NATIONAL GRID PROPERTY (WARWICK) LIMITED	England & Wales
180.	NATIONAL GRID PROPERTY DEVELOPMENTS LIMITED	England & Wales
181.	NATIONAL GRID PROPERTY HOLDINGS LIMITED	England & Wales

	Name	Country of Incorporation
182.	NATIONAL GRID PROPERTY LIMITED	England & Wales
183.	NATIONAL GRID SERVICES, INC.	USA
184.	NATIONAL GRID SEVEN LIMITED	England & Wales
185.	NATIONAL GRID SEVENTEEN LIMITED	England & Wales
186.	NATIONAL GRID SIX LIMITED	England & Wales
187.	NATIONAL GRID SIXTEEN LIMITED	England & Wales
188.	NATIONAL GRID TECHNOLOGIES INC.	USA
189.	NATIONAL GRID TELEMETRY SOLUTIONS, LLC	USA
190.	NATIONAL GRID TEN	England & Wales
191.	NATIONAL GRID THREE LIMITED	England & Wales
192.	NATIONAL GRID TRANSMISSION SERVICES CORPORATION	USA
193.	NATIONAL GRID TWELVE LIMITED	England & Wales
194.	NATIONAL GRID TWENTY EIGHT LIMITED	England & Wales
195.	NATIONAL GRID TWENTY FOUR LIMITED	England & Wales
196.	NATIONAL GRID TWENTY LIMITED	England & Wales
197.	NATIONAL GRID TWENTY ONE LIMITED	England & Wales
198.	NATIONAL GRID TWENTY SEVEN LIMITED	England & Wales
199.	NATIONAL GRID TWENTY THREE LIMITED	England & Wales
200.	NATIONAL GRID TWENTY-FIVE LIMITED	England & Wales
201.	NATIONAL GRID TWENTY-SIX LIMITED	England & Wales
202.	NATIONAL GRID TWO LIMITED	England & Wales
203.	NATIONAL GRID UK LIMITED	England & Wales
204.	NATIONAL GRID UK PENSION SERVICES LIMITED	England & Wales
205.	NATIONAL GRID US 6 LLC	USA
206.	NATIONAL GRID US 7 INC.	USA
207.	NATIONAL GRID US LLC	USA
208.	NATIONAL GRID USA	USA
209.	NATIONAL GRID USA SERVICE COMPANY, INC.	USA
210.	NATIONAL GRID UTILITY SERVICES LLC	USA
211.	NATIONAL GRID ZAMBIA LIMITED	England & Wales
212.	NEES ENERGY, INC.	USA
213.	NEW ENGLAND ELECTRIC TRANSMISSION CORPORATION	USA
214.	NEW ENGLAND ENERGY INCORPORATED	USA
215.	NEW ENGLAND HYDRO FINANCE COMPANY, INC. (53.704%)	USA
216.	NEW ENGLAND HYDRO-TRANSMISSION CORPORATION (53.704%)	USA
217.	NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY, INC. (53.704%)	USA
218.	NEW ENGLAND POWER COMPANY	USA
219.	NEWHC, INC.	USA
220.	NEWPORT AMERICA CORPORATION	USA
221.	NG CHICAGO I, LLC	USA
222.	NG CHICAGO II, LLC	USA
223.	NG JERSEY LIMITED	Jersey
224.	NG LEASING LIMITED	England & Wales
225.	NG LUXEMBOURG 3 SARL	Luxembourg
226.	NG LUXEMBOURG 4 SARL	Luxembourg
227.	NG LUXEMBOURG 5 SARL	Luxembourg
228.	NG LUXEMBOURG 6 SARL	Luxembourg
229.	NG LUXEMBOURG 7 SARL	Luxembourg
230.	NG LUXEMBOURG HOLDINGS LIMITED	England & Wales
231.	NG LUXEMBOURG SA	Luxembourg
232.	NG LUXEMBOURG TWO SARL	Luxembourg
233.	NG NOMINEES LIMITED	England & Wales
234.	NG PROCUREMENT HOLDINGS LIMITED	England & Wales
235.	NG VILLIERS LIMITED PARTNERSHIP	England & Wales
236.	NGC DO BRASIL PARTICIPACOES LTDA	Brazil
237.	NGC EMPLOYEE SHARES TRUSTEE LIMITED	England & Wales
238.	NGC INDUS LIMITED	England & Wales
239.	NGC TWO LIMITED	England & Wales
240.	NGC ZAMBIA LIMITED	England & Wales
241.	NGET / SPT UPGRADES LTD (50%)	England & Wales

	Name	Country of Incorporation
242.	NGG (DELAWARE) LLC	USA
243.	NGG FINANCE (NO 1) LIMITED	England & Wales
244.	NGG FINANCE PLC	England & Wales
245.	NGG TELECOMS HOLDINGS LIMITED	England & Wales
246.	NGG TELECOMS LIMITED	England & Wales
247.	NGM1 (GBR) LIMITED	Gibraltar
248.	NGNE LLC	USA
249.	NGP(IM7S) LIMITED	Isle of Man
250.	NGP(IM7S) SUB LIMITED	England & Wales
251.	NGRID INTELLECTUAL PROPERTY LIMITED	England & Wales
252.	NGT FIVE LIMITED	Cayman Islands
253.	NGT FOUR LIMITED	Cayman Islands
254.	NGT HOLDING COMPANY (ISLE OF MAN) LIMITED	Isle of Man
255.	NGT LUXEMBOURG ONE LIMITED	England & Wales
256.	NGT ONE LIMITED	England & Wales
257.	NGT TELECOM NO. 1 LIMITED	England & Wales
258.	NGT TELECOM NO. 2 LIMITED	England & Wales
259.	NGT THREE	England & Wales
260.	NGT TWO LIMITED	England & Wales
261.	NIAGARA MOHAWK ENERGY, INC.	USA
262.	NIAGARA MOHAWK HOLDINGS, INC.	USA
263.	NIAGARA MOHAWK POWER CORPORATION	USA
264.	NICODAMA BEHEER V B.V.	The Netherlands
265.	NM PROPERTIES, INC.	USA
266.	NM URANIUM, INC.	USA
267.	NMP LIMITED	England & Wales
268.	NORTH EAST TRANSMISSION CO., INC.	USA
269.	NYSEARCH RMLD LLC (22.63%)	USA
270.	NYSEARCH ROBOTICS LLC (14.59%)	USA
271.	OPINAC NORTH AMERICA, INC.	USA
272.	PATIENCE REALTY CORP.	USA
273.	PCC LAND COMPANY, INC.	USA
274.	PHILADELPHIA COKE CO., INC.	USA
275.	PORT GREENWICH LIMITED	England & Wales
276.	PORT OF THE ISLANDS NORTH LLC	USA
277.	PRUDENCE CORPORATION	USA
278.	SCC UNO SA	Chile
279.	STARGAS NOMINEES LIMITED	England & Wales
280.	SUPERGRID ELECTRICITY LIMITED	England & Wales
281.	SUPERGRID ENERGY TRANSMISSION LIMITED	England & Wales
282.	SUPERGRID LIMITED	England & Wales
283.	TELECOM INTERNATIONAL HOLDINGS LIMITED	England & Wales
284.	THAMESPORT INTERCHANGE LIMITED	England & Wales
285.	THE BROOKLYN UNION GAS COMPANY	USA
286.	THE NARRAGANSETT ELECTRIC COMPANY	USA
287.	THE NATIONAL GRID GROUP QUEST TRUSTEE COMPANY LTD	England & Wales
288.	THE NATIONAL GRID INVESTMENTS COMPANY	England & Wales
289.	TRANSCO LIMITED	England & Wales
290.	TRANSGAS, INC.	USA
291.	UNIT 40 SUBLESSOR LLC	USA
292.	UPPER HUDSON DEVELOPMENT INC	USA
293.	VALLEY APPLIANCE AND MERCHANDISING COMPANY	USA
294.	VILLIERS FINANCE SA (44%)	Luxembourg
295.	WAYFINDER GROUP, INC.	USA
296.	XOSERVE LIMITED (56.5%)	England & Wales
297.	YANKEE ATOMIC ELECTRIC COMPANY (34.5%)	USA